Exhibit 10.55

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT, dated as of December 29, 2014 (this “Amendment”) is:

(1)                                 EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT, among each of the parties listed on the signature pages hereto as an Originator (each, an “Originator” and collectively, the “Originators”) and ARCH COAL, INC. (“ACI”);

(2)                                 SECOND AMENDMENT TO SALE AND CONTRIBUTION AGREEMENT, between ACI, as the transferor, and ARCH RECEIVABLE COMPANY, LLC (the “Seller”), as the transferee; and

(3)                                 NINTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, among Seller, ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Receivables Purchase Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).

RECITALS

1.                                      The Originators and the ACI are parties to that certain Purchase and Sale Agreement, dated as of February 3, 2006 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

2.                                      The Seller and ACI are parties to that certain Sale and Contribution Agreement, dated as of February 3, 2006 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Sale and Contribution Agreement”).

3.                                      The Seller, the Servicer, the Conduit Purchasers, the Related Committed Purchasers, the LC Participants, the Purchaser Agents, the LC Bank and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of February 24, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”; together with the Sale and Contribution Agreement and the Purchase Sale Agreement, each, an “Agreement” and collectively the “Agreements”).

4.                                      Concurrently herewith, the Seller, the Servicer, ACI and Regions Bank (“Regions”) are entering into that certain Purchaser Group Fee Letter (the “Regions Fee Letter”), dated as of the date hereof.

5.                                      Concurrently herewith, the Administrator and ACI are entering into that certain Amended and Restated Performance Guaranty (the “Performance Guaranty”), dated as of the date hereof.

6.                                      The parties hereto desire to join Regions as a party to the Receivables Purchase Agreement and amend the Agreements as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.                            Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Receivables Purchase Agreement.

SECTION 2.                            Amendments to the Agreements.  As of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 7 hereof:

(a)                                 the Purchase and Sale Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto in Exhibit A;

(b)                                 the Sale and Contribution Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto in Exhibit B; and

(c)                                  the Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto in Exhibit C.

SECTION 3.                            Joinder.

(a)                                 Regions as a Related Committed Purchaser. From and after the date hereof, Regions shall be a Related Committed Purchaser party to the Receivables Purchase Agreement for all purposes thereof and of the other Transaction Documents as if Regions were an original party to the Receivables Purchase Agreement in such capacity, and Regions assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Related Committed Purchasers contained in the Receivables Purchase Agreement and the other Transaction Documents.

(b)                                 Regions as an LC Participant.  From and after the date hereof, Regions shall be a LC Participant party to the Receivables Purchase Agreement for all purposes thereof and of the other Transaction Documents as if Regions were an original party to the Receivables Purchase Agreement in such capacity, and Regions assumes all related rights and agrees to be bound by all of the terms and provisions applicable to LC Participants contained in the Receivables Purchase Agreement and the other Transaction Documents.

(c)                                  Appointment of Regions as Purchaser Agent of Regions’ Purchaser Group.  Regions hereby designates itself as, and Regions hereby agrees to perform the duties and obligations of, the Purchaser Agent for Regions’ Purchaser Group.  From and after the date hereof, Regions shall be a Purchaser Agent party to the Receivables Purchase Agreement, for all purposes of the Receivables Purchase Agreement and the other Transaction Documents as if Regions were an original party to the Receivables Purchase Agreement in such capacity, and Regions assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchaser Agents contained in the Receivables Purchase Agreement and the other Transaction Documents.

(d)                                 Commitment.  The Commitment of Regions under the Receivables Purchase Agreement as a Related Committed Purchaser and an LC Participant shall be $50,000,000.

(e)                                  Independent Credit Decision.  Regions confirms that it has, independently and without reliance upon the Administrator, the LC Bank, any Purchaser Agent or any Purchaser and based on such documents and information as it has deemed appropriate, made and will continue to make its own appraisal of any investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller, ACI, the Servicer or the Originators, and made its own evaluation and decision to enter into this Amendment and the Receivables Purchase Agreement.

(f)                                   Notice Address.  Regions’ address for notices under the Receivables Purchase Agreement in each of its capacities shall be the following:

Address:	Regions Bank
1180 West Peachtree Street NW
Suite 1000
Atlanta, GA 30309

	Attention:	Mark Kassis or Linda Harris
	Telephone:	404-221-4366 or 404-221-4354
	Facsimile:	404-805-0841

(g)                                  Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of Regions as a party to the Receivables Purchase Agreement in the capacities of a Related Committed Purchaser, an LC Participant and Purchaser Agent, and any otherwise applicable conditions precedent thereto under the Receivables Purchase Agreement and the other Transactions Documents (other than as set forth herein) are hereby waived.

SECTION 4.                            LC Participation Amount.  Each of the parties hereto hereby acknowledges and agrees that after giving effect to the amendments set forth in Sections 2 and 3 above:

(a)                                 the LC Participation Amount shall be $134,757,870 as of the date hereof;

(b)                                 Regions’ Pro Rata Share of the LC Participation Amount as of the date hereof shall be $33,689,467.50; and

(c)                                  PNC’s Pro Rata Share of the LC Participation Amount as of the date hereof shall be $101,068,402.50.

SECTION 5.                            Representations and Warranties.  Each of the Seller, the Servicer, ACI and each Originator  hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a)                                 Representations and Warranties.  The representations and warranties made by such Person in the Agreements and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment, the Agreements, as amended hereby, and the other Transaction Documents to which it is a party are within each of its organizational powers and have been duly authorized by all necessary action on its part.  This Amendment, the Agreements, as amended hereby, and the other Transaction Documents are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)                                  No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Sale and Contribution Termination Event, Unmatured Sale and Contribution Termination Event, Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.

(d)                                 Further Assurances. Such Person agrees to provide (or to cause to be provided) to the Administrator a copy of all agreements, documents, certificates and instruments, if any, relating to the subject matter of this Amendment, as the Administrator may reasonably request.

SECTION 6.                            Effect of Amendment; Ratification.

(a)                                 Each of the Agreements, as expressly amended and modified by this Amendment, shall remain in full force and effect, and the Agreements and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.

(b)                                 After this Amendment becomes effective, (i) this Amendment shall be a part of each of the Agreements amended hereby; (ii) each reference in the Receivables Purchase Agreement to “this Agreement”, “hereof”, “hereunder”, or words of like import referring to the Receivables Purchase Agreement, and each reference in any other Transaction Document to the “Receivables Purchase Agreement”, “thereunder”, “thereof”, or words of like import referring to the Receivables Purchase Agreement, shall mean and be a reference to the Receivables Purchase Agreement, as amended by this Amendment; (iii) each reference in the Purchase and Sale Agreement to “this Agreement”, “hereof”, “hereunder”, or words of like import referring to the Purchase and Sale Agreement, and each reference in any other Transaction Document to the “Purchase and Sale Agreement”, “thereunder”, “thereof”, or words of like import referring to the Purchase and Sale Agreement, shall mean and be a reference to the Purchase and Sale Agreement, as amended by this Amendment; and (iv) each reference in the Sale and Contribution Agreement to “this Agreement”, “hereof”, “hereunder”, or words of like import referring to the Sale and Contribution Agreement, and each reference in any other Transaction Document to the “Sale and Contribution Agreement”, “thereunder”, “thereof”, or words of like import referring to the Sale and Contribution Agreement, shall mean and be a reference to the Sale and Contribution Agreement, as amended by this Amendment.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrator, the Purchaser Agents and the Purchasers under, nor constitute a waiver of any provision of, any of the Agreements or any other Transaction Document.

SECTION 7.                            Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt (i) by Regions of the Upfront Fee (under and as defined in the Regions Fee Letter) in accordance with the terms of the Regions Fee Letter and (ii) by the Administrator of the following, each in form and substance satisfactory to the Administrator and each Purchaser Agent:

(a)                                 duly executed counterparts of this Amendment by each of the parties hereto;

(b)                                 a duly executed counterpart of the Performance Guaranty by ACI;

(c)                                  duly executed counterparts of the Regions Fee Letter by each of the parties thereto;

(d)                                 favorable opinions, addressed to the Administrator, each Purchaser Agent and each Purchaser, in form and substance reasonably satisfactory to the Administrator, of Bryan Cave LLP, counsel for the Seller, the Originators, the Servicer and ACI, covering such matters as the Administrator may reasonably request, including, without limitation, certain organizational, no-conflict and enforceability matters; and

(e)                                  such other approvals, opinions or documents as the Administrator or any Purchaser may reasonably request.

SECTION 8.                            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

SECTION 10.                     Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 11.                     Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 12.                     Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer

ARCH COAL SALES COMPANY, INC.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

REGIONS BANK,
as a Purchaser Agent

By:	/s/ Mark Kassis
Name:	Mark Kassis
Title:	Senior Vice President

REGIONS BANK,
as a Related Committed Purchaser

By:	/s/ Mark Kassis
Name:	Mark Kassis
Title:	Senior Vice President

REGIONS BANK,
as an LC Participant

By:	/s/ Mark Kassis
Name:	Mark Kassis
Title:	Senior Vice President

ORIGINATORS:

ARCH COAL SALES COMPANY, INC.
ARCH ENERGY RESOURCES, LLC
ARCH WESTERN RESOURCES, LLC
COAL-MAC, INC.
CUMBERLAND RIVER COAL COMPANY
LONE MOUNTAIN PROCESSING, INC.
MINGO LOGAN COAL COMPANY
MOUNTAIN COAL COMPANY, L.L.C.
THUNDER BASIN COAL COMPANY, L.L.C.
BRONCO MINING COMPANY, INC.
COALQUEST DEVELOPMENT LLC
HAWTHORNE COAL COMPANY, INC.
HUNTER RIDGE COAL COMPANY
HUNTER RIDGE HOLDINGS, INC.
HUNTER RIDGE, INC.
ICG BECKLEY, LLC
ICG EAST KENTUCKY, LLC
ICG EASTERN, LLC
ICG EASTERN LAND, LLC
ICG ILLINOIS, LLC
ICG, INC.
ICG KNOTT COUNTY, LLC
ICG, LLC
ICG NATURAL RESOURCES, LLC
ICG TYGART VALLEY, LLC
INTERNATIONAL COAL GROUP, INC.
JULIANA MINING COMPANY, INC.
KING KNOB COAL CO., INC.
MARINE COAL SALES COMPANY
MELROSE COAL COMPANY, INC.
PATRIOT MINING COMPANY, INC.
POWELL MOUNTAIN ENERGY, LLC
SIMBA GROUP, INC.
UPSHUR PROPERTY, INC.
VINDEX ENERGY CORPORATION
WHITE WOLF ENERGY, INC.
WOLF RUN MINING COMPANY

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer